Case Number: B-05-28174-PHX-CGC

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	Pre-Petition Cash Accts	BANK ACCOUNTS			Total
		Operating	Payroll	Tax	
		# 712329825	#	#	
Balance at Beginning of Period	<230.83>	-0-			<230.83>
RECEIPTS					
Cash Sales					
Accounts Rceivable - Prepetition					
Accounts Rceivable - Postpetition					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other (attach list)	667.44	68.72			736.16
TOTAL RECEIPTS	667.44	68.72			736.16
DISBURSEMENTS					
Business - Ordinary Operations	89.00				89.00
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)	68.72				68.72
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISMBURSEMENTS	157.72				157.72
Balance at End of Month	278.89	68.72			347.61

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	157.72
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	157.72

	Type	Date	Num	Name	Memo	Split	Amount	Balance	Transfer	Disbursement	Deposits	Interest Income
Cash												
Chase Bank (DIP)								-230.83				
								0.00				
	Transfer	02/28/2006			Funds Transfer-cash ck from Los padres to close i	Cashiers Checks	68.72	68.72	68.72			
Total Chase Bank (DIP)							68.72	68.72				
Cashiers Checks								0.00				
	Check	02/21/2006	Withdrawal	Desert Health Products, Inc.	withdrawal to close acct - ck deposited in DIP Bank	Los Padres	68.72	68.72				
	Transfer	02/28/2006			Funds Transfer-cash ck from Los padres to close i	Chase Bank (DIP)	-68.72	0.00				
Total Cashiers Checks							0.00	0.00				
Bank One April 2005								-26.00				
	Check	02/10/2006	Bnk Chg		insufficient funds fee	Bank	-32.00	-58.00		-32.00		
	Check	02/10/2006	Bnk Chg		Extended overdraft fee	Bank	-25.00	-83.00		-25.00		
	Check	02/10/2006	Bnk Chg		insufficient funds fee	Bank	-32.00	-115.00		-32.00		
	Deposit	02/27/2006			Deposit	JS	115.00	0.00			115.00	
Total Bank One April 2005							29.00	0.00				
Los Padres								68.72				
	Check	02/21/2005	Withdrawal	Desert Health Products, Inc.	withdrawal to close acct - ck deposited in DIP Bank	Cashiers Checks	-68.72	0.00	(68.72)			
Total Los Padres							-68.72	0.00				
Bank of America								-551.72				
	Deposit	02/27/2006			Deposit	JDS	551.72	0.00			551.72	
Total Bank of America							551.72	0.00				
Wachovia Securities								278.17				
	Deposit	02/28/2006			Interest	Other Inc	0.72	278.89				0.72
Total Wachovia Securities							0.72	278.89				
Total Cash							578.44	347.61	-	(89.00)	666.72	0.72
						Beginning Bal	-230.83					
						Ending Bal	347.61					
						Change	578.44					

DESERT HEALTH PRODUCTS, INC.

4/11/2006

Register: Cash:Chase Bank (DIP)
From 01/01/2006 through 02/28/2006
Sorted by: Date, Type, Number/Ref

Date	Number	Payee	Account	Memo	Payment	C	Deposit	Balance
02/28/2006			Cash:Cashiers Checks	Funds Transfer...		X	68.72	68.72

Case Number: B-05-28174-PHX-CGC

INCOME STATEMENT

(Accrual Basis)

See attached

Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	Current Month	Year to Date	Total Since Filing
REVENUES			
Gross Revenue			
Less: Returns & Discounts			
Net Revenue			
COST OF GOODS SOLD			
Material			
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold			
GROSS PROFIT			
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)			
Other Expenses (attach detail)			
Total Operating Expenses			
Income Before Non-operating Income and Expense			
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense			
Income Before Reorganization Expense			
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other (attach list)			
Total Reorganization Expenses			
Income Tax			
NET PROFIT OR (LOSS)			

Desert Health, Inc.
Income Statement

	February 10 - 28, 2006
Ordinary Income/Expense	
Income	
Sales	-
Sales Discount	-
Total Income	-
Cost of Goods Sold	
Cost of Goods Sold	-
Royalties	-
Total COGS	-
Gross Profit	-
Expense	
Bankruptcy Fees	-
Merchant account expense	-
Advert	-
Auto	-
Beijing DHPI Branch Operations	-
Bad Debt Expense	-
Charges	89.00
Commissions	-
Contract Labor	2,710.00
Deprec Exp	482.97
Design & Production	-
DHPI Europe Office Expense	-
Dues	-
Insurance	-
Inventory Adjustment	-
Lease of Merchant Acct. Softwar	-
Maint	-
Marketing	-
Misc Exp	500.00
Off Supp	-
Payroll Expenses	-
Payroll Taxes	-
Postage	-
Printing	-
Prof Fee	29,294.10
Rent	-
Repairs	-
Shipping	13.39
T&E	-
Taxes	-
Telephone	1,020.93
Util	(310.93)
Total Expense	33,799.46
Net Ordinary Income	(33,799.46)
Other Income/Expense	
Debt Forgiveness	-
Other Income	-
Other Inc	0.72
Total Other Income	0.72
Other Expense	
Int Exp	-
Issuance Costs Expense	-
Loan Inducement Fees	-
SETTLEMENT FEES	-
Total Other Expense	-
Net Other Income	0.72
Net Loss	(33,798.74)

se Number B-05-28174-PHX-CGC

COMPARATIVE BALANCE SHEET

(Accrual Basis)

ebtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current d prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

SSETS	SCHEDULE AMOUNT[1]	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash		347.61	
Restricted Cash			
Total Cash	350.00	~~25~~	
Accounts Receivable (net)	47,642.00	25,584.25	
Inventory	100,000.00		
Notes Receivable	211,145.00		
Prepaid Expenses			
Other (attach list)			
Total Current Assets			
Property, Plant & Equipment	10,000.00	88,605.02	
Less: Accumulated Depreciation		-80,207.65	
Net Property, Plant & Equip.		8,397.37	
Due From Insider(s)			
Other Assets - net (attach list)			
Other (attach list)			
TOTAL ASSETS		34,329.23	
POST-PETITION LIABILITIES			
Accounts Payable		2,534.72	
Taxes Payable			
Notes Payable			
Professional Fees		20,000.00	
Secured Debt			
Other (attach list)		11,359.47	
Total Post-Petition Liabilities		33,894.21	
PRE-PETITION LIABILITIES			
Secured Debt	850,546.09	995,387.02	
Priority Debt	604.46	175.29	
Unsecured Debt	2,216,816.33	4,954,573.98	
Other (attach list)			
Total Pre-Petition Liabilities		5,950,136.29	
TOTAL LIABILITIES		5,984,030.50	
EQUITY			
Pre-petition Owner's Equity		<5,915,902.53>	
Post-Petition Cumulative Profit/Loss		< 33,798.74>	
Direct Charges to Equity (explain)			
Total Equity		<5,949,701.27>	
TOTAL LIABILITIES & OWNER'S EQUITY		34,329.23	

[1] This column should reflect the information provided in Schedules A, B, C, D, E, and F filed with the Court

	Feb 9, 06	Feb 28, 06	Change
Other Current Liabilities			
Accounts Payable & Accrued Exp			
Accrual - Legal Fees		20,000.00	20,000.00
Accrued Liabilities	75,487.72	75,487.72	0.00
Accrued Royalty Payable	17,389.50	17,389.50	0.00
Compensation Due - GA	81,486.00	84,196.00	2,710.00
Compensation Due - JS	74,160.49	82,642.49	8,482.00
JDS Invesments	18,138.63	18,138.63	0.00
Liabilities Pd by Third Parties	409.06	576.55	167.49
Sales Tax	175.29	175.29	0.00
Closed bank Accounts-Amts Due	877.48	877.48	0.00
Total Accounts Payable & Accrued Exp	268,124.17	299,483.66	31,359.49

Type	Date	Num	Name	Memo	Split	Amount
Payables						
Bill	02/10/2006	1000009245	Collins, May, Potenza, Baran & Gillespie,	dhpi v gh assoc inc	-SPLIT-	-2,003.57
General Journal	02/11/2006	4-106	APS-950555280	move 2/2 payment to post petition as applied by	Elect	460.00
General Journal	02/17/2006	4-95	Sprint Broadband	pd by js fbo dhpi	JDS	524.75
Bill	02/18/2006	Feb-post petition	AT&T	030 344 8432 001	Telephone	-615.52
Bill	02/21/2006	1.26.06-2.20.06	CITY OF SCOTTSDALE	2007789303	Util	-149.07
Bill	02/22/2006		Qwest	480.951.7445	RPI (NV) Receivable	-405.41
Bill	02/23/2006	281	Shannon, John	Inv. Legal Productions LLC	Misc Exp	-500.00
Bill	02/28/2006	10210-19747	Five Star Courier	Acct # 1509	Shipping	-13.39
General Journal	02/28/2006	0601-22	Qwest	RPI Qwest bill pd by js	Liabilities Pd by Third Parties	167.49
Total Payables						-2,534.72

DHPI
Consolidated Balance Sheet

	DHPI Feb 9, 06	Royal Feb 9, 06	Elimination Feb 9, 06	Consolidated Feb 9, 06	DHPI Feb 28, 06	Royal Feb 28, 06	Elimination Feb 28, 06	Consolidated Feb 28, 06
s								
rrent Assets								
Checking/Savings								
Cash	(230.83)			(230.83)	347.61	-		347.61
Total Checking/Savings	(230.83)		-	(230.83)	347.61	-	-	347.61
Accounts Receivable								
Receivables	41,703.74			41,703.74	41,703.74	-		41,703.74
Total Accounts Receivable	41,703.74		-	41,703.74	41,703.74	-	-	41,703.74
Other Current Assets								
ALLOWANCE FOR DOUBTFUL ACCOUNTS	(16,119.49)			(16,119.49)	(16,119.49)	-		(16,119.49)
Interest Receivable	49,210.74		(49,210.74)	-	50,015.98	-	(50,015.98)	-
Inventory	-			-	-	-		-
RPI (NV) Receivable	145,598.77		(145,598.77)	-	146,004.18	-	(146,004.18)	-
Total Other Current Assets	178,690.02		(194,809.51)	(16,119.49)	179,900.67	-	(196,020.16)	(16,119.49)
tal Current Assets	220,162.93		(194,809.51)	25,363.42	221,952.02	-	(196,020.16)	25,931.86
ced Assets								
Furniture & Equipment	84,065.42	4,539.60		88,605.02	84,065.42	4,539.60		88,605.02
Furniture & Equipment Acc Dep	(75,185.08)	(4,539.60)		(79,724.68)	(75,668.05)	(4,539.60)		(80,207.65)
LEASEHOLD IMPROVEMENTS	60,571.73			60,571.73	60,571.73	-		60,571.73
LEASEHOLD IMPROVEMENTS - ACCUMU	(60,571.73)			(60,571.73)	(60,571.73)	-		(60,571.73)
tal Fixed Assets	8,880.34		-	8,880.34	8,397.37	-	-	8,397.37
her Assets								
Investment in RPI NV	(362,491.47)		362,491.47	-	(362,491.47)	-	362,491.47	-
Note Receivable -rpi	65,546.91		(65,546.91)	-	65,546.91	-	(65,546.91)	-
tal Other Assets	(296,944.56)	-	296,944.56	-	(296,944.56)	-	296,944.56	-
ASSETS	**(67,901.29)**	**-**	**102,135.05**	**34,233.76**	**(66,595.17)**	**-**	**100,924.40**	**34,329.23**
TIES & EQUITY								
abilities								
Current Liabilities								
Accounts Payable								
Payables	578,334.23	19,816.75		598,150.98	580,868.95	19,816.75		600,685.70
Total Accounts Payable	578,334.23	19,816.75	-	598,150.98	580,868.95	19,816.75	-	600,685.70
Other Current Liabilities								
Accounts Payable & Accrued Exp	268,124.17	19,506.45		287,630.62	299,483.66	19,506.45		318,990.11
Advances	194,536.00			194,536.00	194,536.00	-		194,536.00
Loan Inducement Fees Payable	11,340.00			11,340.00	11,340.00	-		11,340.00
Deferred Revenue	44,372.00			44,372.00	44,372.00	-		44,372.00
Interest Payable	758,805.94	62,022.59	(49,210.74)	771,617.79	758,805.94	62,827.83	(50,015.98)	771,617.79

DHPI
Consolidated Balance Sheet

	DHPI Feb 9, 06	Royal Feb 9, 06	Elimination Feb 9, 06	Consolidated Feb 9, 06	DHPI Feb 28, 06	Royal Feb 28, 06	Elimination Feb 28, 06	Consolidated Feb 28, 06
DHP Payable		145,598.77	(145,598.77)	-	-	146,004.18	(146,004.18)	-
N/P - DHPI		65,546.91	(65,546.91)	-	-	65,546.91	(65,546.91)	-
DIVIDENDS PAYABLE	274,387.00			274,387.00	274,387.00	-		274,387.00
Current Portion - Notes Payable	2,393,101.90	50,000.00		2,443,101.90	2,393,101.90	50,000.00		2,443,101.90
Total Other Current Liabilities	3,944,667.01	342,674.72	(260,356.42)	4,026,985.31	3,976,026.50	343,885.37	(261,567.07)	4,058,344.80
Total Current Liabilities	4,523,001.24	362,491.47	(260,356.42)	4,625,136.29	4,556,895.45	363,702.12	(261,567.07)	4,659,030.50
Long Term Liabilities								
Shares Subject To Mandatory Red	1,100,000.00			1,100,000.00	1,100,000.00	-		1,100,000.00
N/P-Partrust 2004	225,000.00			225,000.00	225,000.00	-		225,000.00
Total Long Term Liabilities	1,325,000.00	-	-	1,325,000.00	1,325,000.00	-	-	1,325,000.00
al Liabilities	5,848,001.24	362,491.47	(260,356.42)	5,950,136.29	5,881,895.45	363,702.12	(261,567.07)	5,984,030.50
ity								
Preferred Stock	3,119.50			3,119.50	3,119.50	-		3,119.50
Capital	23,387.02	221,000.00	(221,000.00)	23,387.02	23,387.02	221,000.00	(221,000.00)	23,387.02
Subscriptions Receivable	131,000.00			131,000.00	131,000.00	-		131,000.00
Treasury Stock	(191,250.00)			(191,250.00)	(191,250.00)	-		(191,250.00)
Additional Paid in Capital	10,010,646.40			10,010,646.40	10,010,646.40	-		10,010,646.40
DIVIDENDS	(242,181.00)			(242,181.00)	(242,181.00)	-		(242,181.00)
Retained Earnings	(15,459,344.88)	(581,207.93)	581,207.93	(15,459,344.88)	(15,459,344.88)	(583,491.47)	583,491.47	(15,459,344.88)
Net Income	(191,279.57)	(2,283.54)	2,283.54	(191,279.57)	(223,867.66)	(1,210.65)	-	(225,078.31)
al Equity	(5,915,902.53)	(362,491.47)	362,491.47	(5,915,902.53)	(5,948,490.62)	(363,702.12)	362,491.47	(5,949,701.27)
JABILITIES & EQUITY	(67,901.29)	-	102,135.05	34,233.76	(66,595.17)	-	100,924.40	34,329.23

Case Number: 2-05-28174-PHX-CGC

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACCOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	41,703.74	28,010.24	-0-	13,693.50
Less Amount Considered Uncollectible	16,119.49	-0-	-0-	-16,119.49
Net Accounts Receivable	25,584.25	28,010.24	-0-	-2,425.99

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	
Plus: Purchases	
Less: Cost of Goods Sold	
Ending Inventory	

Date Last Inventory was taken: ______________________

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	10,000	-0-	—	88,605.02
Accumulated Depreciation		-0-	—	80,207.65
Net Equipment		-0-	—	8,397.37
Autos/Vehicles				
Accumulated Depreciation				
Net Autos/Vehicles				

Provide a description of fixed assets added or deleted during the reporting period. Include the date of Court order.

____

____

____

DESERT HEALTH PRODUCTS, INC.
A/R Aging Summary
As of February 28, 2006

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Alesraa Import & Export Cairo Egypt	0.00	27,740.24	0.00	0.00	0.00	27,740.24
Borola Ltd.	0.00	0.00	0.00	0.00	-1,768.79	-1,768.79
Healthipost Limited	0.00	0.00	0.00	0.00	756.13	756.13
Hudson, Cathy	0.00	0.00	0.00	0.00	92.00	92.00
Karbel, Raymond	0.00	270.00	0.00	0.00	0.00	270.00
Laird, Dr. Gordon	0.00	0.00	0.00	0.00	249.88	249.88
Life LDA	0.00	0.00	0.00	0.00	-657.20	-657.20
New Wave Clinic	0.00	0.00	0.00	0.00	25.00	25.00
Royal Products Scandinavia	0.00	0.00	0.00	0.00	681.90	681.90
UULL	0.00	0.00	0.00	0.00	298.80	298.80
Vuka Pharmaceuticals	0.00	0.00	0.00	0.00	7,490.61	7,490.61
Wright Enterprises	0.00	0.00	0.00	0.00	6,285.77	6,285.77
Zimmer, Dr. R.E.	0.00	0.00	0.00	0.00	239.40	239.40
TOTAL	0.00	28,010.24	0.00	0.00	13,693.50	41,703.74

se Number: B-05-28174-PHX-CGC

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

nformation provided on this page should reconcile with balance sheet and disbursement detail amounts

OST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
ccounts Payable *	2,534.72	2534.72	—	—	—
axes Payable	—	—	—	—	—
Notes Payable	—	—	—	—	—
Professional Fees Payable	20,000	20,000	—	—	—
Secured Debt	—	—	—	—	—
Other (attach list)	11,359.41	11,359.41	—	—	—
otal Post-Petition Liabilities	33,894.41	33,894.41	—	—	—

EBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Total Payments to Proffessionals				

Case Number: B-05-28174-PHX-CGC

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Current number of employees: 3

INSURANCE Applied for.

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Identify any matters that are delaying the filing of a plan of reorganization:

Case Number B-05-28174-PHX-CGC

DISBURSEMENT DETAIL

Month: Feb 9-28, 2006

Account # 712329825

Bank Name Chase

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
2/10/06	Bank One	Insufficient Fund Fee	32.00
2/10/06	Bank One	Overdraft fee	25.00
2/16/06	Bank One	Insufficient Funds Fee	32.00
2/21/06	Los Pedros	To close acct - Deposit DIP	68.72
		Total Cash Disbursements	~~[illegible]~~ 157.72

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				None
Total checks listed on continuation pages				None

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	~~None~~ 157.72